EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars In Thousands, Except Per Share Data) (Unaudited)
	AS OF OR FOR THE
	YEARS ENDED		%
	DECEMBER 31,		INCREASE
	2018	2017	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$22,013	$13,434	63.86%
Return on Average Assets	1.72%	1.08%	59.26%
Return on Average Equity	11.72%	7.11%	64.84%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,290,893	$1,276,959	1.09%
Available-for-Sale Debt Securities	363,273	355,937	2.06%
Loans (Net)	818,254	806,857	1.41%
Allowance for Loan Losses	9,309	8,856	5.12%
Deposits and Repo Sweep Accounts	1,039,625	1,012,215	2.71%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold
with Servicing Retained	$171,750	$169,725	1.19%
Trust Assets Under Management	862,517	916,580	-5.90%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.79	$1.10	62.73%
Net Income - Diluted	$1.79	$1.10	62.73%
Dividends	$1.08	$1.04	3.85%
Common Book Value	$16.02	$15.43	3.82%
Tangible Common Book Value (a)	$15.05	$14.45	4.15%
Market Value (Last Trade)	$26.43	$24.00	10.13%
Market Value / Common Book Value	164.98%	155.54%	6.07%
Market Value / Tangible Common Book Value	175.61%	166.09%	5.73%
Price Earnings Multiple (Annualized)	14.77	21.82	-32.31%
Dividend Yield (Annualized)	4.09%	4.33%	-5.54%
Common Shares Outstanding, End of Period	12,319,330	12,214,525	0.86%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
(Dollars In Thousands, Except Per Share Data) (Unaudited)
	AS OF OR FOR THE
	YEARS ENDED		%
	DECEMBER 31,		INCREASE
	2018	2017	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	14.50%	13.95%	3.91%
Nonperforming Assets / Total Assets	1.37%	1.47%	-6.80%
Allowance for Loan Losses / Total Loans	1.12%	1.09%	2.75%
Total Risk Based Capital Ratio (b)	24.35%	23.07%	5.55%
Tier 1 Risk Based Capital Ratio (b)	23.17%	21.95%	5.56%
Common Equity Tier 1 Risk Based Capital Ratio (b)	23.17%	21.95%	5.56%
Leverage Ratio (b)	14.78%	14.23%	3.87%

AVERAGE BALANCES
Average Assets	$1,276,139	$1,247,759	2.27%
Average Equity	$187,895	$188,958	-0.56%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent Basis (c)	$47,006	$44,708	5.14%
Noninterest Income	18,597	16,153	15.13%
Total (1)	$65,603	$60,861	7.79%
Noninterest Expense (2)	$39,486	$36,967	6.81%
Efficiency Ratio = (2)/(1)	60.19%	60.74%	-0.91%

(a) Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$1,290,893	$1,276,959
Less: Intangible Assets, Primarily Goodwill	(11,951)	(11,954)
Tangible Assets	$1,278,942	$1,265,005
Total Shareholders' Equity	$197,368	$188,443
Less: Intangible Assets, Primarily Goodwill	(11,951)	(11,954)
Tangible Common Equity (3)	$185,417	$176,489

Common Shares Outstanding, End of Period (4)	12,319,330	12,214,525
Tangible Common Book Value per Share = (3)/(4)	$15.05	$14.45

(b) Capital ratios for the most recent period are estimated.

(c) The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%  for 2018 and 35% for 2017.

QUARTERLY CONDENSED, CONSOLIDATED
INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)	For the Three Months Ended:
(Unaudited)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2018	2018	2018	2017	2017	2017	2017
Interest income	$13,304	$12,800	$12,334	$11,890	$11,785	$11,626	$11,340	$11,112
Interest expense	1,312	1,241	1,079	993	999	985	978	953
Net interest income	11,992	11,559	11,255	10,897	10,786	10,641	10,362	10,159
Provision (credit) for loan losses	252	60	(20)	292	23	322	4	452
Net interest income after provision (credit) for
loan losses	11,740	11,499	11,275	10,605	10,763	10,319	10,358	9,707
Noninterest income	5,040	4,462	4,689	4,406	4,117	4,066	4,106	3,864
Net (losses) gains on securities	(4)	569	1,468	0	0	5	107	145
Noninterest expense	10,074	9,833	9,684	9,895	9,401	9,192	9,076	9,298
Income before income tax provision	6,702	6,697	7,748	5,116	5,479	5,198	5,495	4,418
Income tax provision	1,021	1,111	1,377	741	3,536	1,262	1,374	984
Net income	$5,681	$5,586	$6,371	$4,375	$1,943	$3,936	$4,121	$3,434
Net income attributable to common shares	$5,653	$5,558	$6,339	$4,352	$1,933	$3,916	$4,100	$3,416
Basic earnings per common share	$0.46	$0.45	$0.52	$0.36	$0.16	$0.32	$0.34	$0.28
Diluted earnings per common share	$0.46	$0.45	$0.52	$0.36	$0.16	$0.32	$0.34	$0.28

QUARTERLY CONDENSED, CONSOLIDATED
BALANCE SHEET INFORMATION
(In Thousands) (Unaudited)	As of:
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2018	2018	2018	2018	2017
ASSETS
Cash & Due from Banks	$37,487	$38,341	$51,475	$36,860	$40,244
Available-for-Sale Debt Securities	363,273	358,706	348,044	341,133	355,937
Loans Held for Sale	213	551	177	225	765
Loans, Net	818,254	813,717	809,816	808,300	806,857
Intangible Assets	11,951	11,951	11,952	11,953	11,954
Other Assets	59,715	62,173	62,543	59,645	61,202
TOTAL ASSETS	$1,290,893	$1,285,439	$1,284,007	$1,258,116	$1,276,959

LIABILITIES
Deposits	$1,033,772	$1,043,947	$1,040,899	$1,018,081	$1,008,449
Repo Sweep Accounts	5,853	5,421	5,169	5,482	3,766
Total Deposits and Repo Sweeps	1,039,625	1,049,368	1,046,068	1,023,563	1,012,215
Borrowed Funds	42,915	35,985	39,054	39,122	67,189
Other Liabilities	10,985	10,099	9,706	9,049	9,112
TOTAL LIABILITIES	1,093,525	1,095,452	1,094,828	1,071,734	1,088,516

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	201,538	198,355	195,518	191,920	189,950
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on
Available-for-sale Securities	(4,307)	(8,502)	(6,476)	(5,679)	(1,566)
Defined Benefit Plans Adjustment, Net	137	134	137	141	59
TOTAL SHAREHOLDERS' EQUITY	197,368	189,987	189,179	186,382	188,443
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,290,893	$1,285,439	$1,284,007	$1,258,116	$1,276,959

AVAILABLE-FOR-SALE DEBT SECURITIES	December 31, 2018		September 30, 2018		December 31, 2017
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$12,331	$12,500	$4,815	$4,768	$8,026	$7,873
Obligations of states and political subdivisions:
Tax-exempt	84,204	83,952	92,837	91,712	103,673	105,111
Taxable	27,618	27,699	27,975	27,642	25,431	25,573
Mortgage-backed securities issued or guaranteed
by U.S. Government agencies or sponsored
agencies:
Residential pass-through securities	54,827	53,445	57,279	55,131	52,992	52,347
Residential collateralized mortgage obligations	148,964	145,912	148,074	142,631	134,314	131,814
Commercial mortgage-backed securities	40,781	39,765	38,488	36,822	33,881	33,219
Total Available-for-Sale Debt Securities	$368,725	$363,273	$369,468	$358,706	$358,317	$355,937

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2018	2018	2017
Residential mortgage:
Residential mortgage loans - first liens	$372,339	$366,516	$359,987
Residential mortgage loans - junior liens	25,450	25,748	25,325
Home equity lines of credit	34,319	34,283	35,758
1-4 Family residential construction	24,698	27,661	26,216
Total residential mortgage	456,806	454,208	447,286
Commercial:
Commercial loans secured by real estate	162,611	159,212	159,266
Commercial and industrial	91,856	91,472	88,276
Political subdivisions	53,263	53,294	59,287
Commercial construction and land	11,962	12,278	14,527
Loans secured by farmland	7,146	7,208	7,255
Multi-family (5 or more) residential	7,180	7,670	7,713
Agricultural loans	5,659	5,670	6,178
Other commercial loans	13,950	14,140	10,986
Total commercial	353,627	350,944	353,488
Consumer	17,130	17,380	14,939
Total	827,563	822,532	815,713
Less: allowance for loan losses	(9,309)	(8,815)	(8,856)
Loans, net	$818,254	$813,717	$806,857

Loans Held for Sale
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2018	2018	2017
Residential mortgage loans originated
and serviced - outstanding balance	$171,955	$172,067	$170,490
Less: outstanding balance of loans sold	(171,742)	(171,516)	(169,725)
Loans held for sale, net	$213	$551	$765

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,
	2018	2018	2018	2017
Balance, beginning of period	$8,815	$8,831	$8,856	$8,473
Charge-offs	(79)	(92)	(497)	(479)
Recoveries	321	16	366	61
Net charge-offs	242	(76)	(131)	(418)
Provision for loan losses	252	60	584	801
Balance, end of period	$9,309	$8,815	$9,309	$8,856

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(Dollars In Thousands)
	Dec 31,	Sept. 30,	Dec 31,
	2018	2018	2017
Impaired loans with a valuation allowance	$4,851	$3,623	$4,100
Impaired loans without a valuation allowance	4,923	4,455	5,411
Total impaired loans	$9,774	$8,078	$9,511

Total loans past due 30-89 days and still accruing	$7,142	$4,455	$9,449

Nonperforming assets:
Total nonaccrual loans	$13,113	$10,911	$13,404
Total loans past due 90 days or more and still accruing	2,906	3,124	3,724
Total nonperforming loans	16,019	14,035	17,128
Foreclosed assets held for sale (real estate)	1,703	2,678	1,598
Total nonperforming assets	$17,722	$16,713	$18,726

Loans subject to troubled debt restructurings (TDRs):
Performing	$655	$698	$636
Nonperforming	2,884	2,925	3,027
Total TDRs	$3,539	$3,623	$3,663

Total nonperforming loans as a % of loans	1.94%	1.71%	2.10%
Total nonperforming assets as a % of assets	1.37%	1.30%	1.47%
Allowance for loan losses as a % of total loans	1.12%	1.07%	1.09%
Allowance for loan losses as a % of nonperforming loans	58.11%	62.81%	51.70%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2018	Return/	9/30/2018	Return/	12/31/2017	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale debt securities, at amortized cost:
Taxable	$282,708	2.56%	$269,054	2.39%	$256,714	2.14%
Tax-exempt	91,371	3.68%	93,475	3.63%	106,773	4.23%
Total available-for-sale debt securities	374,079	2.83%	362,529	2.71%	363,487	2.76%
Marketable equity security	941	2.53%	945	2.10%	1,000	2.38%
Interest-bearing due from banks	16,082	2.37%	34,540	1.99%	15,423	1.29%
Loans held for sale	225	8.82%	179	6.65%	393	5.05%
Loans receivable:
Taxable	751,793	5.35%	744,793	5.20%	729,219	4.92%
Tax-exempt	74,672	3.78%	75,639	3.70%	73,683	4.56%
Total loans receivable	826,465	5.21%	820,432	5.06%	802,902	4.88%
Total Earning Assets	1,217,792	4.44%	1,218,625	4.27%	1,183,205	4.18%
Cash	17,101		18,697		17,645
Unrealized gain/loss on securities	(10,898)		(8,641)		(844)
Allowance for loan losses	(8,986)		(8,984)		(9,013)
Bank premises and equipment	14,735		15,023		15,313
Intangible assets	11,949		11,953		11,954
Other assets	44,159		44,675		42,294
Total Assets	$1,285,852		$1,291,348		$1,260,554

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$216,757	0.51%	$223,105	0.49%	$215,300	0.28%
Money market	177,461	0.40%	185,267	0.33%	188,659	0.19%
Savings	155,687	0.10%	153,514	0.10%	147,382	0.10%
Certificates of deposit	136,810	1.28%	141,481	1.24%	119,936	0.92%
Individual Retirement Accounts	88,519	0.55%	90,693	0.52%	96,148	0.46%
Other time deposits	666	0.00%	1,446	0.27%	682	0.00%
Total interest-bearing deposits	775,900	0.54%	795,506	0.52%	768,107	0.35%
Borrowed funds:
Short-term	12,499	1.46%	13,062	1.18%	25,669	1.28%
Long-term	34,936	2.33%	30,375	2.21%	29,480	3.35%
Total borrowed funds	47,435	2.10%	43,437	1.90%	55,149	2.39%
Total Interest-bearing Liabilities	823,335	0.63%	838,943	0.59%	823,256	0.48%
Demand deposits	261,118		252,093		237,518
Other liabilities	11,015		11,147		9,308
Total Liabilities	1,095,468		1,102,183		1,070,082
Stockholders' equity, excluding accumulated other comprehensive income/loss	198,861		195,854		190,878
Accumulated other comprehensive income/loss	(8,477)		(6,689)		(406)
Total Shareholders' Equity	190,384		189,165		190,472
Total Liabilities and Shareholders' Equity	$1,285,852		$1,291,348		$1,260,554
Interest Rate Spread		3.81%		3.68%		3.70%
Net Interest Income/Earning Assets		4.01%		3.87%		3.84%

Total Deposits (Interest-bearing and Demand)	$1,037,018		$1,047,599		$1,005,625

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21% in 2018 and 35% in 2017.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2018	Return/	12/31/2017	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale debt securities, at amortized cost:
Taxable	$262,461	2.36%	$258,079	2.12%
Tax-exempt	97,662	3.58%	112,746	4.34%
Total available-for-sale debt securities	360,123	2.69%	370,825	2.80%
Marketable equity security	950	2.32%	1,000	2.10%
Interest-bearing due from banks	21,800	1.90%	16,634	1.14%
Loans held for sale	210	6.67%	470	5.32%
Loans receivable:
Taxable	746,309	5.18%	711,901	4.90%
Tax-exempt	76,037	3.71%	68,739	4.52%
Total loans receivable	822,346	5.05%	780,640	4.87%
Total Earning Assets	1,205,429	4.28%	1,169,569	4.16%
Cash	17,674		17,322
Unrealized gain/loss on securities	(8,343)		88
Allowance for loan losses	(9,033)		(8,820)
Bank premises and equipment	15,156		15,541
Intangible assets	11,952		11,957
Other assets	43,305		42,102
Total Assets	$1,276,140		$1,247,759

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$217,638	0.44%	$209,893	0.23%
Money market	180,835	0.30%	191,356	0.19%
Savings	152,889	0.10%	143,575	0.10%
Certificates of deposit	134,478	1.17%	117,366	0.85%
Individual Retirement Accounts	91,587	0.52%	97,519	0.45%
Other time deposits	995	0.10%	1,014	0.10%
Total interest-bearing deposits	778,422	0.48%	760,723	0.32%
Borrowed funds:
Short-term	25,226	1.45%	23,761	0.90%
Long-term	25,209	2.21%	35,658	3.64%
Total borrowed funds	50,435	1.83%	59,419	2.54%
Total Interest-bearing Liabilities	828,857	0.56%	820,142	0.48%
Demand deposits	249,409		230,194
Other liabilities	9,979		8,465
Total Liabilities	1,088,245		1,058,801
Stockholders' equity, excluding accumulated other comprehensive income/loss	194,333		188,756
Accumulated other comprehensive income/loss	(6,438)		202
Total Shareholders' Equity	187,895		188,958
Total Liabilities and Shareholders' Equity	$1,276,140		$1,247,759
Interest Rate Spread		3.72%		3.68%
Net Interest Income/Earning Assets		3.90%		3.82%

Total Deposits (Interest-bearing and Demand)	$1,027,831		$990,917

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21% in 2018 and 35% in 2017.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2018	2018	2017	2018	2017
Trust and financial management revenue	$1,463	$1,427	$1,430	$5,838	$5,399
Brokerage revenue	300	235	246	1,018	797
Insurance commissions, fees and premiums	33	15	17	105	115
Service charges on deposit accounts	1,334	1,331	1,161	5,171	4,560
Service charges and fees	80	95	82	343	345
Interchange revenue from debit card transactions	666	660	572	2,546	2,221
Net gains from sales of loans	168	164	167	682	818
Loan servicing fees, net	84	74	82	347	244
Increase in cash surrender value of life insurance	99	100	98	394	379
Other noninterest income	813	361	262	2,153	1,275
Total noninterest income, excluding realized gains (losses) on securities, net	$5,040	$4,462	$4,117	$18,597	$16,153

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2018	2018	2017	2018	2017
Salaries and wages	$4,611	$4,263	$3,981	$17,191	$15,806
Pensions and other employee benefits	1,212	1,237	1,478	5,259	5,348
Occupancy expense, net	599	648	582	2,497	2,340
Furniture and equipment expense	295	317	331	1,196	1,299
Data processing expenses	748	667	621	2,750	2,406
Automated teller machine and interchange expense	316	347	339	1,304	1,284
Pennsylvania shares tax	320	326	321	1,318	1,329
Professional fees	280	305	273	1,140	872
Telecommunications	181	177	166	748	575
Directors' fees	157	197	172	706	720
Other noninterest expense	1,355	1,349	1,137	5,377	4,988
Total noninterest expense	$10,074	$9,833	$9,401	$39,486	$36,967